UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2015

Annual Report
to Shareholders

Deutsche GNMA Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

10 Performance Summary

13 Investment Portfolio

25 Statement of Assets and Liabilities

27 Statement of Operations

29 Statement of Changes in Net Assets

30 Financial Highlights

36 Notes to Financial Statements

52 Report of Independent Registered Public Accounting Firm

53 Information About Your Fund's Expenses

54 Tax Information

55 Advisory Agreement Board Considerations and Fee Evaluation

60 Board Members and Officers

65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

Perhaps the most persistent question is when the Federal Reserve Board will start raising short-term interest rates. Monetary tightening has been widely expected for months, but the timing remains unclear. Whether increases begin in late 2015 or at some point in 2016, analysts agree that the process is likely to be "low and slow." So, while yields on core government bonds are likely to pick up, we don’t expect it will be by very much.

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

For the 12 months ended September 30, 2015, Deutsche GNMA Fund posted a 1.30% total return, compared with the 2.85% return of its benchmark, the Barclays GNMA Index. At the close of the period, the fund's duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 3.2 years, compared with 3.4 years for the Barclays GNMA Index.

As the 12-month period ended September 30, 2015 opened, there was ongoing speculation over when the U.S. Federal Reserve Board (the Fed) would initiate a cycle of hikes in its benchmark short-term lending rate, after several years of maintaining a zero interest rate policy. However, the Fed would remain in a data-dependent "wait and see" mode for the entire period, despite the overall modest upward progress of the U.S. economy. The Fed's patient stance was supported by a strong dollar and the absence of upward pressures on U.S. inflation and wages, against a global backdrop of heightened macroeconomic and geopolitical uncertainty.

"GNMAs lagged U.S. Treasuries as interest rate volatility and an improving housing market made for a less favorable prepayment backdrop."

On the geopolitical front, the list of concerns included the ongoing standoff between Russia and Ukraine and the threat to stability in the Middle East posed by militant Islamic fundamentalists with territorial ambitions. After peaking in June of 2014, the price of crude oil on global markets began a decline which accelerated in the fall of 2014. The more than halving of the price of oil, along with weakness in commodities overall and the strong U.S. dollar, put a number of emerging-markets economies under severe stress. In this vein, Brazil, by recent GDP measures the world's seventh-largest economy, was in recession over the 12-month period ended September 30, 2015, as the real plunged and sovereign yields signaled the possibility of default, amidst an ongoing political crisis.

In early 2015, the European Central Bank began a program of sovereign bond purchases in an effort to avert deflation. The next several months in Europe were dominated by the threat of a Greek default and exit from the common currency. The Greece crisis would be displaced in global economic headlines by heightened concerns over slowing growth in China, which has for some time been the primary source of incremental demand for the global economy. The China concerns were spotlighted in mid-August by the government's devaluation of the renminbi over three days, which raised fears of a global currency war.

U.S. Treasury yields ended the 12-month period ended September 30, 2015 somewhat higher on short maturities, while declining farther out along the yield curve, resulting in an overall flattening of the curve. Specifically, the two-year yield went from 0.58% to 0.64%, the five-year from 1.78% to 1.37%, the 10-year from 2.52% to 2.06% and the 30-year from 3.21% to 2.87%.

Performance for GNMAs was positive and exceeded that for investment-grade corporate issues over the 12 months ended September 30, 2015. GNMAs lagged U.S. Treasuries as interest rate volatility and an improving housing market made for a less favorable prepayment backdrop for underlying mortgages.

Positive and Negative Contributors to Performance

We have maintained an emphasis in the fund on higher-coupon mortgage pools with lower embedded interest rate sensitivities. Select characteristics related to geography, size of underlying loans and seasoning of loans support the belief that slow voluntary prepayments will persist despite historically low rates, loosening credit standards and improvements in home equity valuations. Despite favorable security selection within this segment, as longer-term interest rates declined over the period, these high-coupon, low-duration pools underperformed the broader GNMA market.

Conversely, the fund had relatively light exposure to the longer-duration mortgage pools which benefited the most from declining interest rates, and this also acted as a constraint on returns vs. the benchmark. This was offset to a degree by the fund's holdings of long-duration collateralized mortgage obligations (CMOs) structured to provide protection against prepayment.

Additionally, the fund had exposure to higher-yielding CMOs that are structured to provide different risk/reward trade-offs in a shifting rate environment as compared to pass-through mortgage-backed securities. This position was adversely impacted by the volatility in interest rates, and detracted from performance relative to the GNMA benchmark.

Our participation in the to-be-announced, or "TBA" market for GNMAs added to the fund’s income generation during the period. A position in seasoned interest-only mortgage-backed securities also provided incremental income. These issues carry higher yields in order to compensate for the fact that their value is completely dependent on the anticipated stream of income rather than any principal to be returned.

The managers used interest rate derivatives as part of implementing the fund's positioning along the yield curve, which detracted from returns for the 12 months ended September 30, 2015.

Outlook and Positioning

With inflation remaining below-target, we continue to expect the Fed to withdraw support gradually and for there to be little upward pressure on mortgage rates. While there is some risk of an uptick in prepayments given the recent decline in rates, we remain comfortable with our focus on higher coupons, while continuing to utilize exposure to CMOs and Treasuries in order to add duration as needed. In addition, we expect to continue to utilize TBA securities in order to add exposure to current lower coupon pools as valuation opportunities arise. We will also continue to seek exposures along the yield curve that we see as most advantageous from the standpoint of potential price performance.

The yield advantage of GNMAs vs. Treasuries remains near the low end of its historical range. Given market jitters about the direction of the economy and Fed policy, we are taking a somewhat cautious stance while looking for opportunities to add value in security selection as volatility provides opportunities.

Portfolio Management

William Chepolis, CFA, Managing Director.

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Scott Agi, CFA, Director.

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Head of Mortgage Backed Security Sector Team: New York.

— BS in Finance, Albright College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Performance Summary September 30, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	1.30%	2.29%	4.00%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.48%	1.72%	3.71%
Barclays GNMA Index†	2.85%	3.08%	4.75%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	0.54%	1.52%	3.22%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.54%	1.52%	3.22%
Barclays GNMA Index†	2.85%	3.08%	4.75%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	0.97%	1.92%	3.59%
Barclays GNMA Index†	2.85%	3.08%	4.75%
Class R6			Life of Class*
Average Annual Total Returns as of 9/30/15
No Sales Charges			0.77%
Barclays GNMA Index†			0.77%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	1.50%	2.53%	4.25%
Barclays GNMA Index†	2.85%	3.08%	4.75%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/15
No Sales Charges	1.51%	2.56%	3.84%
Barclays GNMA Index†	2.85%	3.08%	4.08%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.81%, 1.56%, 1.25%, 0.53%, 0.55% and 0.53% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for the periods prior to their inception on February 2, 2009 and for Class R shares for the periods prior to its inception on May 1, 2012 are derived from the historical performance of Class S shares of Deutsche GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche GNMA Fund — Class A ■ Barclays GNMA Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on February 2, 2015. The performance shown for each index is for the time period from January 31, 2015 through September 30, 2015, which is based on the performance period of the life of Class R6.

** Institutional Class shares commenced operations on February 2, 2009. The performance shown for the index is for the time period of January 31, 2009 through September 30, 2015, which is based on the performance period of the life of Institutional Class.

† The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/15	$ 14.21	$ 14.22	$ 14.23	$ 14.22	$ 14.23	$ 14.23
9/30/14	$ 14.49	$ 14.50	$ 14.51	$ —	$ 14.52	$ 14.51
Distribution Information as of 9/30/15
Income Dividends, Twelve Months	$ .46	$ .35	$ .41	$ .33***	$ .50	$ .50
September Income Dividend	$ .0343	$ .0255	$ .0311	$ .0385	$ .0375	$ .0374
SEC 30-day Yield††	1.95%	1.30%	1.72%	2.22%	2.29%	2.28%
Current Annualized Distribution Rate††	2.90%	2.15%	2.62%	3.25%	3.16%	3.15%

*** For the period from February 2, 2015 (commencement of operations) to September 30, 2015.

†† The SEC yield is net investment income per share earned over the month ended September 30, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.56% and 1.96% for Class R and R6 shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.46% and 2.99% for Class R and R6 shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of September 30, 2015

	Principal Amount ($)	Value ($)

Government National Mortgage Association 81.4%
Government National Mortgage Association:
2.99%, with various maturities from 3/15/2042 until 6/15/2042	2,627,189	2,679,938
3.0%, with various maturities from 9/15/2042 until 10/20/2044	67,708,361	69,462,721
3.1%, with various maturities from 10/15/2041 until 2/15/2042	3,488,812	3,587,384
3.25%, with various maturities from 9/15/2042 until 11/15/2042	4,424,240	4,586,039
3.5%, with various maturities from 1/15/2042 until 8/20/2045 (a)	294,302,956	308,499,674
4.0%, with various maturities from 8/20/2030 until 8/20/2045	159,227,494	171,049,523
4.25%, with various maturities from 9/15/2040 until 10/15/2041	1,514,044	1,630,407
4.49%, 7/15/2041	654,263	709,109
4.5%, with various maturities from 6/20/2033 until 8/20/2044	126,379,546	137,449,642
4.55%, 1/15/2041	2,726,120	2,969,790
4.625%, with various maturities from 4/15/2041 until 5/15/2041	947,258	1,041,090
5.0%, with various maturities from 3/20/2029 until 7/20/2041	188,762,845	210,027,150
5.5%, with various maturities from 12/15/2025 until 6/15/2042	131,046,194	148,349,918
6.0%, with various maturities from 8/20/2023 until 11/15/2039	83,014,644	95,712,314
6.5%, with various maturities from 11/20/2032 until 3/20/2041	13,511,329	15,383,674
7.0%, with various maturities from 1/15/2036 until 6/20/2039	1,954,810	2,195,773
7.5%, with various maturities from 6/20/2022 until 8/20/2032	168,272	208,115
Total Government National Mortgage Association (Cost $1,153,310,099)		1,175,542,261

Collateralized Mortgage Obligations 21.3%
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	696,937	623,929
"OH", Series 3382, Principal Only, Zero Coupon, 11/15/2037	643,552	598,799
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	4,350,298	3,921,432
"PT", Series 3586, 1.957%*, 2/15/2038	3,781,764	3,573,196
"JZ", Series 4288, 2.5%, 3/15/2041	3,656,358	3,429,806
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	875,396	44,337
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	9,198,688	642,786
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	1,629,941	119,687
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	1,917,719	127,557
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	1,747,791	138,956
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	999,990	87,141
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	1,436,802	132,207
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027	2,802,044	271,309
"EM", Series 4057, 3.0%, 6/15/2042	651,167	650,006
"PZ", Series 4094, 3.0%, 8/15/2042	7,220,508	6,983,965
"CZ", Series 4113, 3.0%, 9/15/2042	2,909,100	2,759,449
"EI", Series 3749, Interest Only, 3.5%, 3/15/2025	3,571,613	282,500
"VZ", Series 4303, 3.5%, 8/15/2042	4,352,658	4,418,100
"NZ", Series 4178, 3.5%, 3/15/2043	1,459,425	1,442,365
"ZG", Series 4213, 3.5%, 6/15/2043	2,068,456	2,065,107
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	9,392,777	1,411,752
"TZ", Series 3982, 4.0%, 1/15/2042	2,428,440	2,695,124
"ZC", Series 4158, 4.0%, 1/15/2043	1,201,997	1,233,563
"KZ", Series 4328, 4.0%, 4/15/2044	1,145,739	1,148,773
"UZ", Series 4341, 4.0%, 5/15/2044	6,785,901	6,735,466
"PZ", Series 4490, 4.0%, 7/15/2045	5,700,689	5,755,050
"ZP", Series 4490, 4.0%, 7/15/2045	4,340,509	4,381,662
"UZ", Series 4339, 4.0%, 2/15/2054	4,218,751	4,461,249
"UA", Series 4298, 4.0%, 2/15/2054	6,191,423	6,396,375
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	540,263	7,502
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	11,290,873	917,179
"57", Series 256, Interest Only, 5.0%, 3/15/2023	850,676	61,866
"CZ", Series 3658, 5.0%, 4/15/2040	2,176,441	2,700,141
"SY", Series 3035, Interest Only, 5.894%**, 9/15/2035	1,307,825	202,615
"SP", Series 3016, Interest Only, 5.904%**, 8/15/2035	271,690	21,529
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	446,974	107,414
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	1,500,233	196,668
"SG", Series 3033, Interest Only, 6.444%**, 9/15/2035	1,168,138	184,204
"SP", Series 4047, Interest Only, 6.444%**, 12/15/2037	8,688,256	1,296,375
"A", Series 172, Interest Only, 6.5%, 1/1/2024	130,528	23,876
"SB", Series 2742, Interest Only, 6.794%**, 1/15/2019	1,324,418	97,792
"SN", Series 3175, Interest Only, 6.944%**, 6/15/2036	3,319,156	737,560
Federal National Mortgage Association:
"CO", Series 2013-117, Principal Only, Zero Coupon, 5/25/2033	4,044,159	3,044,840
"AY", Series 2013-6, 2.0%, 2/25/2043	1,244,000	1,045,062
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	1,646,349	109,366
"LA", Series 2013-30, 3.0%, 3/25/2043	2,015,000	1,997,133
"PU", Series 2013-30, 3.0%, 4/25/2043	11,881,078	11,419,168
"Z", Series 2013-44, 3.0%, 5/25/2043	3,314,670	3,207,594
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	2,350,624	79,278
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	3,215,541	94,017
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	7,734,495	1,562,769
"ZN", Series 2013-54, 3.5%, 6/25/2043	2,170,154	2,150,339
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	1,001,889	38,628
"4", Series 406, Interest Only, 4.0%, 9/25/2040	6,785,736	1,211,176
"C2", Series 410, Interest Only, 4.0%, 4/25/2042	6,756,963	1,257,293
"ZM", Series 2012-63, 4.0%, 6/25/2042	1,356,176	1,425,892
"AZ", Series 2013-133, 4.0%, 1/25/2044	7,330,813	7,916,896
"25", Series 351, Interest Only, 4.5%, 5/25/2019	827,573	46,319
"CZ", Series 2011-99, 4.5%, 10/25/2041	16,755,401	19,228,415
"21", Series 334, Interest Only, 5.0%, 3/25/2018	676,870	29,525
"20", Series 334, Interest Only, 5.0%, 3/25/2018	561,045	24,493
''23", Series 339, Interest Only, 5.0%, 6/25/2018	512,055	23,110
"27", Series 351, Interest Only, 5.0%, 4/25/2019	222,404	13,635
"26", Series 381, Interest Only, 5.0%, 12/25/2020	168,989	13,800
"BI", Series 2010-10, Interest Only, 5.0%, 9/25/2035	92,527	636
"ZA", Series 2008-24, 5.0%, 4/25/2038	21,245,289	23,703,624
"KT", Series 2007-32, 5.5%, 4/25/2037	777,219	844,404
"PJ", Series 2004-46, Interest Only, 5.806%**, 3/25/2034	2,890,323	438,213
"HS", Series 2009-87, Interest Only, 5.956%**, 11/25/2039	5,973,509	896,558
"ZB", Series 2005-37, 6.0%, 5/25/2035	1,859,910	2,154,849
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	2,725,203	238,414
"PI", Series 2006-20, Interest Only, 6.486%**, 11/25/2030	11,255,232	1,769,593
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,519,669	475,197
"SA", Series 2005-17, Interest Only, 6.506%**, 3/25/2035	3,072,084	514,672
"SI", Series 2007-23, Interest Only, 6.576%**, 3/25/2037	2,318,179	426,654
"SJ", Series 2007-36, Interest Only, 6.576%**, 4/25/2037	1,846,952	322,701
"KI", Series 2005-65, Interest Only, 6.806%**, 8/25/2035	1,119,548	215,132
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	784,629	580,616
"KO", Series 2013-38, Principal Only, Zero Coupon, 1/20/2043	2,325,858	1,312,947
"HS", Series 2009-121, Interest Only, 1.0%**, 2/20/2037	5,164,633	200,414
"HX", Series 2012-91, 3.0%, 9/20/2040	10,127,048	10,464,238
"ZD", Series 2013-37, 3.0%, 3/20/2043	319,762	319,572
"BZ", Series 2013-79, 3.0%, 5/20/2043	6,434,487	6,158,576
"LZ", Series 2013-180, 3.0%, 11/16/2043	12,360,677	12,005,530
"PI", Series 2012-47, Interest Only, 3.5%, 12/20/2039	14,264,766	1,306,692
"AD", Series 2014-190, 3.5%, 8/20/2040	7,386,614	7,780,261
"MZ", Series 2014-27, 3.5%, 12/20/2043	3,487,756	3,628,832
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	38,944,233	4,485,024
"ZM", Series 2013-170, 4.0%, 11/20/2043	245,039	245,512
"Z", Series 2014-4, 4.0%, 1/20/2044	5,880,651	6,437,108
"LZ", Series 2014-44, 4.0%, 3/16/2044	4,300,009	4,674,862
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	9,716,435	1,277,121
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	1,285,909	63,625
"ZC", Series 2003-86, 4.5%, 10/20/2033	1,393,803	1,504,453
"TI", Series 2010-115, Interest Only, 4.5%, 10/20/2037	1,733,138	97,369
"BL", Series 2011-46, 4.5%, 10/20/2037	5,143,000	5,399,430
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	990,151	34,418
"PI", Series 2010-94, Interest Only, 4.5%, 12/20/2037	2,136,366	128,443
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,500,000	279,744
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	1,439,010	133,136
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	7,392,368	1,222,986
"ZA", Series 2010-3, 4.5%, 1/20/2040	3,869,539	4,278,398
"Z", Series 2010-169, 4.5%, 12/20/2040	7,939,284	8,546,266
"ZV", Series 2011-73, 4.5%, 5/20/2041	14,578,414	16,270,589
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043	8,334,549	1,232,471
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	5,892,569	981,667
"PZ", Series 2010-106, 4.75%, 8/20/2040	6,960,097	7,292,940
"GZ", Series 2005-44, 5.0%, 7/20/2035	4,982,290	5,978,369
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	510,914	31,590
"Z", Series 2009-112, 5.0%, 11/20/2039	12,040,612	13,474,770
"UZ", Series 2010-37, 5.0%, 3/20/2040	1,429,776	1,686,334
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	586,638	36,561
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	732,245	51,360
"PC", Series 2003-19, 5.5%, 3/16/2033	3,170,135	3,546,011
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	1,031,623	79,561
"Z", Series 2006-12, 5.5%, 3/20/2036	109,475	137,148
"HZ", Series 2009-43, 5.5%, 6/20/2039	2,335,245	2,781,140
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	449,801	38,614
"DZ", Series 2009-106, 5.5%, 11/20/2039	199,704	248,498
"SH", Series 2010-14, Interest Only, 5.791%**, 2/16/2040	14,946,582	2,624,515
"BS", Series 2011-93, Interest Only, 5.891%**, 7/16/2041	14,575,280	2,690,101
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	421,494	86,788
"SA", Series 2012-84, Interest Only, 6.084%**, 12/20/2038	10,306,979	1,312,449
"AV", Series 2010-14, Interest Only, 6.091%**, 2/16/2040	4,510,717	854,501
"ST", Series 2009-31, Interest Only, 6.134%**, 3/20/2039	461,421	65,201
"AI", Series 2007-38, Interest Only, 6.251%**, 6/16/2037	2,366,291	383,950
"QA", Series 2007-57, Interest Only, 6.284%**, 10/20/2037	1,981,158	340,543
"SL", Series 2009-100, Interest Only, 6.291%**, 5/16/2039	1,628,193	163,441
"S", Series 2003-11, Interest Only, 6.341%**, 2/16/2033	1,131,018	180,263
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	698,399	169,172
"SL", Series 2007-26, Interest Only, 6.591%**, 5/16/2037	4,492,743	954,506
"S", Series 1999-17, Interest Only, 7.991%**, 5/16/2029	580,430	117,100
"KX", Series 2014-81, 8.868%*, 8/20/2043	352,203	357,992
"SB", Series 2014-81, 15.606%*, 6/20/2044	318,058	436,610
Total Collateralized Mortgage Obligations (Cost $289,796,357)		308,196,092

U.S. Government Agency Sponsored Pass-Throughs 3.4%
Federal Home Loan Mortgage Corp., 3.5%, 3/1/2043 (a)	23,500,000	24,424,855
Federal National Mortgage Association:
4.0%, 1/1/2042	14,735,950	15,767,426
4.5%, 9/1/2044	2,777,770	3,018,508
4.5%, 11/1/2044	2,883,619	3,135,787
4.5%, 12/1/2044	2,665,944	2,899,380
Total U.S. Government Agency Sponsored Pass-Throughs (Cost $48,358,193)		49,245,956

Government & Agency Obligations 8.6%
U.S. Government Sponsored Agency 1.6%
Federal National Mortgage Association, 3.0%, 11/15/2027	23,250,000	23,261,229
U.S. Treasury Obligations 7.0%
U.S. Treasury Bill, 0.215%***, 2/11/2016 (b)	7,983,000	7,982,265
U.S. Treasury Notes:
1.0%, 8/31/2016 (c) (d)	75,549,000	75,971,017
1.0%, 9/30/2016	16,000,000	16,096,880
		100,050,162
Total Government & Agency Obligations (Cost $123,702,646)		123,311,391
	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016[1]	42,100,000	11,051
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	48,400,000	85,436
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[3]	47,000,000	65,151
Total Call Options Purchased (Cost $6,260,633)		161,638

Put Options Purchased 0.2%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	48,400,000	1,406,494
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[3]	47,000,000	1,621,148
Total Put Options Purchased (Cost $3,242,687)		3,027,642
	Shares	Value ($)

Cash Equivalents 2.4%
Central Cash Management Fund, 0.12% (e) (Cost $33,979,329)	33,979,329	33,979,329
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,658,649,944)†	117.3	1,693,464,309
Other Assets and Liabilities, Net	(17.3)	(250,036,526)
Net Assets	100.0	1,443,427,783

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2015.

** These securities are shown at their current rate as of September 30, 2015.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,659,397,190. At September 30, 2015, net unrealized appreciation for all securities based on tax cost was $34,067,119. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,651,836 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,584,717.

(a) When-issued or delayed delivery security included.

(b) At September 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At September 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d) At September 30, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR Rate at September 30, 2015 is 0.33%.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2015	1,886	242,793,031	2,183,209
U.S. Treasury Long Bond	USD	12/21/2015	420	66,084,375	1,000,746
Total unrealized appreciation					3,183,955

At September 30, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2015	418	50,375,531	(258,824)
Ultra Long U.S. Treasury Bond	USD	12/21/2015	925	148,375,781	(73,422)
Total unrealized depreciation					(332,246)
Currency Abbreviation
USD United States Dollar

 At September 30, 2015, open written option contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	24,200,000[2]	2/1/2017	1,742,400	(248,108)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	23,500,000[3]	2/1/2017	1,699,757	(194,472)
Receive Fixed — 4.22% – Pay Floating — 3-Month LIBOR	4/22/2016 4/22/2026	42,100,000[1]	4/20/2016	1,500,865	(1,941)
Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	51,000,000[1]	5/5/2016	572,475	(1,459)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	51,000,000[1]	3/15/2016	368,475	(10)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	51,000,000[3]	3/15/2016	601,800	(10)
Total Call Options				6,485,772	(446,000)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	51,000,000[1]	3/15/2016	368,475	(49,444)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	51,000,000[3]	3/15/2016	130,050	(49,444)
Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	43,700,000[1]	8/11/2016	839,040	(904,686)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	43,700,000[4]	7/11/2016	821,560	(1,291,051)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	51,000,000[1]	5/5/2016	572,475	(2,065,378)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	36,500,000[4]	12/2/2015	792,050	(1,346,821)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	36,500,000[4]	11/9/2015	731,825	(1,475,684)
Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	24,200,000[2]	2/1/2017	1,742,400	(2,087,736)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	23,500,000[3]	2/1/2017	1,699,757	(2,253,566)
Total Put Options				7,697,632	(11,523,810)
Total				14,183,404	(11,969,810)

(f) Unrealized appreciation on written options on interest rate swap contracts at September 30, 2015 was $2,213,594.

At September 30, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/16/2015 9/17/2017	65,000,000	Fixed — 1.0%	Floating — 3-Month LIBOR	(337,869)	(502,294)
9/16/2015 9/16/2020	18,609,076	Fixed — 1.75%	Floating — 3-Month LIBOR	(337,928)	(499,455)
9/16/2015 9/16/2025	119,000,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(5,542,232)	(5,516,438)
9/16/2015 9/16/2045	45,900,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(4,824,035)	(3,720,783)
9/30/2015 9/30/2045	36,500,000	Fixed — 2.88%	Floating — 3-Month LIBOR	(2,739,831)	(1,976,141)
12/16/2015 12/16/2045	10,000,000	Fixed — 2.5%	Floating — 3-Month LIBOR	115,811	(933,429)
12/16/2015 12/16/2025	48,686,231	Fixed — 2.5%	Floating — 3-Month LIBOR	(1,961,135)	(794,959)
6/17/2015 6/17/2045	139,685,000	Floating — 3-Month LIBOR	Fixed — 2.5%	23,089	(101,453)
12/16/2015 12/16/2045	34,862,825	Floating — 3-Month LIBOR	Fixed — 2.57%	119,641	119,641
Total net unrealized depreciation					(13,925,311)

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Citigroup, Inc.

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Government National Mortgage Association	$ —	$ 1,175,542,261	$ —	$ 1,175,542,261
Collateralized Mortgage Obligations	—	308,196,092	—	308,196,092
U.S. Government Agency Sponsored Pass-Throughs	—	49,245,956	—	49,245,956
Government & Agency Obligations	—	123,311,391	—	123,311,391
Short-Term Investments	33,979,329	—	—	33,979,329
Derivatives (h)
Purchased Options	—	3,189,280	—	3,189,280
Futures Contracts	3,183,955	—	—	3,183,955
Interest Rate Swap Contracts	—	119,641	—	119,641
Total	$ 37,163,284	$ 1,659,604,621	$ —	$ 1,696,767,905
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$ (332,246)	$ —	$ —	$ (332,246)
Written Options	—	(11,969,810)	—	(11,969,810)
Interest Rate Swap Contracts	—	(14,044,952)	—	(14,044,952)
Total	$ (332,246)	$ (26,014,762)	$ —	$ (26,347,008)

There have been no transfers between fair value measurement levels during the year ended September 30, 2015.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, interest rate swap contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,624,670,615)	$ 1,659,484,980
Investment in Central Cash Management Fund (cost $33,979,329)	33,979,329
Total investments in securities, at value (cost $1,658,649,944)	1,693,464,309
Cash	21,012
Receivable for investments sold — when-issued securities	31,368,713
Receivable for Fund shares sold	371,879
Interest receivable	5,903,739
Receivable for variation margin on futures contracts	265,413
Receivable for pending swap contracts	1,166,176
Other assets	25,716
Total assets	1,732,586,957
Liabilities
Payable for investments purchased	15,670,579
Payable for investments purchased — when-issued securities	256,507,238
Payable for Fund shares redeemed	1,136,318
Options written, at value (premiums received $14,183,404)	11,969,810
Accrued management fee	374,779
Accrued Trustees' fees	9,093
Payable for variation margin on centrally cleared swaps	2,793,293
Other accrued expenses and payables	698,064
Total liabilities	289,159,174
Net assets, at value	1,443,427,783

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	426,636
Net unrealized appreciation (depreciation) on: Investments	34,814,365
Swap contracts	(13,925,311)
Futures	2,851,709
Written options	2,213,594
Accumulated net realized gain (loss)	(144,222,790)
Paid-in capital	1,561,269,580
Net assets, at value	$ 1,443,427,783
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($62,988,409 ÷ 4,433,130 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.21
Maximum offering price per share (100 ÷ 97.25 of $14.21)	$ 14.61

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($43,180,296 ÷ 3,037,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.22
Class R Net Asset Value, offering and redemption price per share ($766,141 ÷ 53,828 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.23
Class R6 Net Asset Value, offering and redemption price per share ($10,070 ÷ 708 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.22
Class S Net Asset Value, offering and redemption price per share ($1,334,980,935 ÷ 93,786,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.23
Institutional Class Net Asset Value, offering and redemption price per share ($1,501,932 ÷ 105,581 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2015
Investment Income
Income: Interest	$ 47,547,790
Income distributions — Central Cash Management Fund	61,537
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	381
Total income	47,609,708
Expenses: Management fee	4,909,128
Administration fee	1,558,453
Services to shareholders	1,634,061
Distribution and service fees	701,285
Custodian fee	80,895
Professional fees	127,068
Reports to shareholders	93,621
Registration fees	74,636
Trustees' fees and expenses	67,423
Other	98,844
Total expenses before expense reductions	9,345,414
Expense reductions	(1,173)
Total expenses after expense reductions	9,344,241
Net investment income	38,265,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,995,148
Swap contracts	(61,048,337)
Futures	10,336,024
Written options	1,650,504
(34,066,661)
Change in net unrealized appreciation (depreciation) on: Investments	9,620,722
Swap contracts	9,041,336
Futures	4,035,302
Written options	(4,144,241)
18,553,119
Net gain (loss)	(15,513,542)
Net increase (decrease) in net assets resulting from operations	$ 22,751,925

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$ 38,265,467	$ 47,029,988
Net realized gain (loss)	(34,066,661)	21,121,461
Change in net unrealized appreciation (depreciation)	18,553,119	16,283,679
Net increase (decrease) in net assets resulting from operations	22,751,925	84,435,128
Distributions to shareholders from: Net investment income: Class A	(2,230,639)	(3,949,711)
Class C	(1,281,807)	(2,078,622)
Class R	(26,093)	(14,224)
Class R6*	(231)	—
Class S	(49,169,561)	(61,216,330)
Institutional Class	(73,616)	(142,281)
Total distributions	(52,781,947)	(67,401,168)
Fund share transactions: Proceeds from shares sold	77,327,974	71,349,579
Reinvestment of distributions	40,166,973	50,870,399
Payments for shares redeemed	(306,123,844)	(449,515,750)
Net increase (decrease) in net assets from Fund share transactions	(188,628,897)	(327,295,772)
Increase (decrease) in net assets	(218,658,919)	(310,261,812)
Net assets at beginning of period	1,662,086,702	1,972,348,514
Net assets at end of period (including undistributed net investment income of $426,636 and $1,391,873, respectively)	$ 1,443,427,783	$ 1,662,086,702

* For the period from February 2, 2015 (commencement of operations of Class R6) to September 30, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended September 30,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.49	$ 14.35	$ 15.55	$ 15.56	$ 15.41
Income (loss) from investment operations: Net investment income[a]	.32	.35	.27	.40	.52
Net realized and unrealized gain (loss)	(.14)	.31	(.93)	.29	.31
Total from investment operations	.18	.66	(.66)	.69	.83
Less distributions from: Net investment income	(.46)	(.52)	(.54)	(.70)	(.68)
Net asset value, end of period	$ 14.21	$ 14.49	$ 14.35	$ 15.55	$ 15.56
Total Return (%)[b]	1.30	4.71	(4.31)	4.53	5.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	80	155	181	43
Ratio of expenses (%)	.82	.81	.79	.76	.78
Ratio of net investment income (%)	2.24	2.44	1.82	2.60	3.38
Portfolio turnover rate (%)	199	339	348	491	211
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.
	Years Ended September 30,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.50	$ 14.36	$ 15.56	$ 15.57	$ 15.42
Income (loss) from investment operations: Net investment income[a]	.21	.24	.16	.29	.41
Net realized and unrealized gain (loss)	(.14)	.31	(.93)	.28	.31
Total from investment operations	.07	.55	(.77)	.57	.72
Less distributions from: Net investment income	(.35)	(.41)	(.43)	(.58)	(.57)
Net asset value, end of period	$ 14.22	$ 14.50	$ 14.36	$ 15.56	$ 15.57
Total Return (%)[b]	.54	3.91	(5.04)	3.73	4.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	58	101	112	30
Ratio of expenses (%)	1.57	1.56	1.56	1.52	1.54
Ratio of net investment income (%)	1.47	1.69	1.05	1.86	2.62
Portfolio turnover rate (%)	199	339	348	491	211
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.
	Years Ended September 30,
Class R	2015	2014	2013	Period Ended 9/30/12[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.51	$ 14.37	$ 15.58	$ 15.62
Income (loss) from investment operations: Net investment income[b]	.28	.30	.24	.16
Net realized and unrealized gain (loss)	(.15)	.31	(.94)	.07
Total from investment operations	.13	.61	(.70)	.23
Less distributions from: Net investment income	(.41)	(.47)	(.51)	(.27)
Net asset value, end of period	$ 14.23	$ 14.51	$ 14.37	$ 15.58
Total Return (%)	.97[c]	4.35[c]	(4.62)	1.50c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	766	788	604	13
Ratio of expenses before expense reductions (%)	1.24	1.25	1.18	1.41*
Ratio of expenses after expense reductions (%)	1.11	1.17	1.18	1.04*
Ratio of net investment income (%)	1.96	2.12	1.62	2.48*
Portfolio turnover rate (%)	199	339	348	491[d]

[a] For the period from May 1, 2012 (commencement of operations) to September 30, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2012.

* Annualized

** Not annualized

Class R6	Period Ended 9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 14.45
Income (loss) from investment operations: Net investment income[b]	.22
Net realized and unrealized gain (loss)	(.12)
Total from investment operations	.10
Less distributions from: Net investment income	(.33)
Net asset value, end of period	$ 14.22
Total Return (%)[c]	.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	.78*
Ratio of expenses after expense reductions (%)	.61*
Ratio of net investment income (%)	2.32*
Portfolio turnover rate (%)	199[d]

[a] For the period from February 2, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2015.

* Annualized

** Not annualized

	Years Ended September 30,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.52	$ 14.37	$ 15.58	$15.59	$15.44
Income (loss) from investment operations: Net investment income[a]	.36	.39	.31	.45	.56
Net realized and unrealized gain (loss)	(.15)	.32	(.95)	.28	.31
Total from investment operations	.21	.71	(.64)	.73	.87
Less distributions from: Net investment income	(.50)	(.56)	(.57)	(.74)	(.72)
Net asset value, end of period	$ 14.23	$ 14.52	$ 14.37	$ 15.58	$ 15.59
Total Return (%)	1.50	5.04	(4.10)	4.70	5.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,335	1,522	1,707	2,215	2,096
Ratio of expenses (%)	.55	.55	.55	.54	.54
Ratio of net investment income (%)	2.50	2.72	2.06	2.86	3.62
Portfolio turnover rate (%)	199	339	348	491	211
[a] Based on average shares outstanding during the period.
	Years Ended September 30,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.51	$ 14.35	$ 15.56	$ 15.58	$ 15.43
Income (loss) from investment operations: Net investment income[a]	.36	.39	.31	.42	.57
Net realized and unrealized gain (loss)	(.14)	.33	(.94)	.31	.31
Total from investment operations	.22	.72	(.63)	.73	.88
Less distributions from: Net investment income	(.50)	(.56)	(.58)	(.75)	(.73)
Net asset value, end of period	$ 14.23	$ 14.51	$ 14.35	$ 15.56	$ 15.58
Total Return (%)	1.51	5.13	(4.13)	4.77	5.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	8	9.47
Ratio of expenses (%)	.57	.53	.53	.51	.47
Ratio of net investment income (%)	2.51	2.67	2.08	2.67	3.69
Portfolio turnover rate (%)	199	339	348	491	211
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche GNMA Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class R6 shares commenced operations on February 2, 2015. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended September 30, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at September 30, 2015.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $140,624,000, including $5,429,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until and September 30, 2017 ($5,429,000), the expiration date, whichever occurs first; and approximately $135,195,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($92,691,000) and long-term losses ($42,504,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Capital loss carryforwards	$ (140,624,000)
Undistributed ordinary income*	$ 1,146,862
Net unrealized appreciation (depreciation) on investments	$ 34,067,119

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2015	2014
Distributions from ordinary income*	$ 52,781,947	$ 67,401,168

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $494,700,000 to $707,785,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $91,523,000 to $313,041,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $198,751,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2015, the Fund entered into options on GNMA TBAs ("To Be Announced") to enhance potential gains; and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of September 30, 2015 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended September 30, 2015, the investment in written options contracts had a total value generally indicative of a range from approximately $7,665,000 to $25,060,000, and purchased option contracts had a total value generally indicative of a range from approximately $2,277,000 to $3,975,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 3,189,280	$ 119,641	$ 3,183,955	$ 6,492,876

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (11,969,810)	$ (14,044,952)	$ (332,246)	$ (26,347,008)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended September 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 1,650,504	$ (61,048,337)	$ 10,336,024	$ (49,061,809)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) on written options, swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (282,802)	$ (4,144,241)	$ 9,041,336	$ 4,035,302	$ 8,649,595

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

As of September 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$ 1,686,299	$ (1,686,299)	$ —	$ —	$ —
JPMorgan Chase Securities, Inc.	1,491,930	(1,491,930)	—	—	—
Nomura International PLC	11,051	(11,051)	—	—	—
	$ 3,189,280	$ (3,189,280)	$ —	$ —	$ —
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
BNP Paribas	$ 2,497,492	$ (1,686,299)	$ —	$ (623,463)	$ 187,730
Citigroup, Inc.	4,113,556	—	—	(3,395,911)	717,645
JPMorgan Chase Securities, Inc.	2,335,844	(1,491,930)	—	(843,914)	—
Nomura International PLC	3,022,918	(11,051)	—	(2,403,060)	608,807
	$ 11,969,810	$ (3,189,280)	$ —	$ (7,266,348)	$ 1,514,182

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended September 30, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $3,572,407,879 and $3,869,423,636, respectively. Purchases and sales of U.S. Treasury obligations aggregated $59,616,843 and $70,590,997, respectively.

For the year ended September 30, 2015, transactions for written options on securities and interest rate swaps were as follows:

	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	1,177,600,000	$ 17,669,695
Options written	160,400,000	3,184,475
Options closed	(283,000,000)	(2,296,156)
Options exercised	(133,400,000)	(1,760,106)
Options expired	(317,700,000)	(2,614,504)
Outstanding, end of period	603,900,000	$ 14,183,404

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the year ended September 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.315% of the Fund's average daily net assets.

For the period from October 1, 2014 through September 30, 2015 and for the period from February 2, 2015, (commencement of operations) through September 30, 2015 for Class R6 shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.86%
Class C	1.61%
Class R	1.11%
Class R6	.61%
Class S	.61%
Institutional Class	.61%

Effective October 1, 2015 through September 30, 2016 , the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.92%
Class C	1.67%
Class R	1.17%
Class R6	.67%
Class S	.67%
Institutional Class	.67%

For the year ended September 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class R	$ 1,162
Class R6	11
$ 1,173

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2015, the Administration Fee was $1,558,453, of which $119,011 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2015
Class A	$ 12,692	$ 2,248
Class C	4,310	605
Class R	45	8
Class R6	21	14
Class S	874,403	145,684
Institutional Class	226	42
	$ 891,697	$ 148,601

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2015
Class C	$ 393,292	$ 26,817
Class R	2,247	160
	$ 395,539	$ 26,977

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2015	Annual Rate
Class A	$ 172,650	$ 25,952.25%
Class C	130,854	18,360.25%
Class R	2,242	324.25%
	$ 305,746	$ 44,636

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2015 aggregated $8,575.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2015, the CDSC for Class C shares aggregated $4,071. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2015, DDI received $82 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $19,954, of which $9,028 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2015, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $33.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	706,586	$ 10,168,813	746,404	$ 10,782,578
Class C	998,293	14,530,470	221,270	3,200,816
Class R	68,004	985,070	42,957	622,419
Class R6*	692	10,000	—	—
Class S	3,510,331	50,803,119	3,855,633	55,862,502
Institutional Class	57,382	830,502	60,972	881,264
		$ 77,327,974		$ 71,349,579
Shares issued to shareholders in reinvestment of distributions
Class A	139,613	$ 2,005,740	242,600	$ 3,487,471
Class C	83,487	1,201,467	130,855	1,883,364
Class R	1,813	26,093	987	14,224
Class R6*	16	231	—	—
Class S	2,561,119	36,859,826	3,146,168	45,344,105
Institutional Class	5,114	73,616	9,827	141,235
		$ 40,166,973		$ 50,870,399
Shares redeemed
Class A	(1,927,147)	$ (27,739,142)	(6,289,554)	$ (90,418,004)
Class C	(2,015,846)	(29,124,716)	(3,401,899)	(48,920,211)
Class R	(70,287)	(1,014,474)	(31,662)	(455,934)
Class S	(17,111,197)	(246,715,382)	(20,988,146)	(302,422,109)
Institutional Class	(106,478)	(1,530,130)	(508,864)	(7,299,492)
		$ (306,123,844)		$ (449,515,750)
Net increase (decrease)
Class A	(1,080,948)	$ (15,564,589)	(5,300,550)	$ (76,147,955)
Class C	(934,066)	(13,392,779)	(3,049,774)	(43,836,031)
Class R	(470)	(3,311)	12,282	180,709
Class R6*	708	10,231	—	—
Class S	(11,039,747)	(159,052,437)	(13,986,345)	(201,215,502)
Institutional Class	(43,982)	(626,012)	(438,065)	(6,276,993)
		$ (188,628,897)		$ (327,295,772)

* For the period from February 2, 2015 (commencement of operations of Class R6) to September 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Income Trust and the Shareholders of Deutsche GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche GNMA Fund (the "Fund") at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R and R6 shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2015 to September 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 1,002.90	$ 999.80	$ 1,001.30	$ 1,003.90	$ 1,004.20	$ 1,004.20
Expenses Paid per $1,000*	$ 4.07	$ 7.82	$ 5.57	$ 3.32	$ 2.76	$ 2.86
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 1,021.01	$ 1,017.25	$ 1,019.50	$ 1,021.76	$ 1,022.31	$ 1,022.21
Expenses Paid per $1,000*	$ 4.10	$ 7.89	$ 5.62	$ 3.35	$ 2.79	$ 2.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche GNMA Fund	.81%	1.56%	1.11%	.66%	.55%	.57%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 3.0% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which are generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche GNMA Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	108	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	108	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	108	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	108	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	108	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	108	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	108	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 692	25155T 684	25155T 676
Fund Number	1093	1393	2393	1493
For shareholders of Class R and R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	GRGGX	GRRGX
CUSIP Number	25155T 304	25155T 429
Fund Number	1593	1693

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

GNMA-2
(R-024416-5 11/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche GNMA fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$87,679	$0	$0	$0
2014	$91,339	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche GNMA Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 27, 2015